UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ________________
                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    June 30, 2005
                                                   ----------------------------


                        TUMBLEWEED COMMUNICATIONS CORP.
-------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                       000-26223                 94-3336053
-------------------------------------------------------------------------------
(State or other jurisdiction of   (Commission File Number)   (IRS Employer
    incorporation)                                          Identification No.)


       700 Saginaw Drive, Redwood City, California                     94063
-------------------------------------------------------------------------------
        (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code          (650) 216-2000
                                                   ----------------------------


-------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

         On July 5, 2005, Tumbleweed Communications Corp. ("Tumbleweed") announced the appointment of Craig D. Brennan to the position of President and Chief Executive Officer. As previously disclosed, Tumbleweed has been in search of a qualified successor to Jeffrey Smith since Mr. Smith announced his intention to resign from the role of Chief Executive Officer. Mr. Smith resigned from the role of Chief Executive Officer and Chairman of the Board on June 30, 2005, but he will continue to serve as member of the Board and as a special advisor to Mr. Brennan.

         Prior to joining Tumbleweed, Mr. Brennan served as the President, Chief Executive Officer and Director of Brio Software, Inc. from 2001 to 2004. From 1999 through 2000, Mr. Brennan was a senior vice president Customer Relationship Management (CRM) at Oracle Corporation. Before that, he was a partner at Deloitte Consulting, where he built and managed the Global Siebel CRM Practice. Additional experience includes being a senior vice president of Marketing for BACG/Armature, a U.K. based Warburg Pincus software company. Mr. Brennan holds an M.B.A. in marketing and management policy from the Kellogg Graduate School of Management, Northwestern University and a B.A. in economics and political science from the University of Michigan. Mr. Brennan is 46 years old. A copy of the press release announcing Mr. Brennan's appointment is attached as exhibit 99.1 hereto.

Item 9.01    Financial Statements and Exhibits

(c) Exhibits.

       99.1 Press release entitled "Tumbleweed Names Craig Brennan President and CEO"

                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                              TUMBLEWEED COMMUNICATIONS CORP.


                                              By: /s/ Bernard J. Cassidy
                                                 -----------------------------
                                              Name:   Bernard J. Cassidy
                                              Title:  Secretary


Date:  July 5, 2005

                                 EXHIBIT INDEX

 EXHIBIT NO.                    DESCRIPTION
 -----------                    -----------

    99.1          Press release entitled "Tumbleweed Names Craig Brennan
                  President and CEO"